PLEDGE AND SECURITY AGREEMENT

      PLEDGE AND SECURITY AGREEMENT dated as of December 7, 2005 ("Pledge Agreement") made by FT-TOY LLC ("Borrower") to Arbor Realty Funding LLC ("Lender").

      In consideration of Lender providing credit to Borrower, Borrower hereby agrees as follows:

      Section 1. Definitions. As used in this Pledge Agreement, the following terms have the following meanings:

      "Borrower" means FT-Toy LLC, a Delaware limited liability company.

      "Borrower Obligations" means any and all present and future indebtedness, liabilities and obligations of Borrower to Lender under any and all of the Loan Documents, and all claims (as defined under Section 101(5) of the United States Bankruptcy Code, and any amendments thereto (Title 11, United States Code)) of Lender against Borrower in respect thereof, together with all fees and expenses incurred in collecting any or all of the items specified in this definition or enforcing any rights under any of the documents executed in connection with any such liabilities and obligations, including all fees and expenses of Lender's counsel and of any experts and agents which may be paid or incurred by Lender in collecting any such items or enforcing any such rights, in each case whether absolute or contingent, joint or several, secured or unsecured, matured or unmatured, monetary or non-monetary, arising by contract, operation of law or otherwise and all extensions, renewals, refundings, replacements and modifications of any of the foregoing.

      "Collateral" has the meaning specified in "Pledge" (Section 3).

      "Lender" means Arbor Realty Funding LLC, a Delaware limited liability company.

      "Loan" means the loan evidenced by the Note.

      "Loan Agreement" means the Loan Agreement dated the date hereof between Borrower and Lender, as the same may hereafter be consolidated, extended, modified, amended and/or restated from time to time.

      "Loan Documents" means the Note, the Loan Agreement, the Recourse Guaranty, the ARLP Guaranty and each other document or agreement entered into pursuant to, or in connection with, the Note or Loan Agreement.


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      "Note" means the $30,000,000.00 Promissory Note dated the date hereof made by Borrower and payable to Lender.

      "Organizational Documents" means all documents and agreements providing for, or related to, the formation, organization and governance of Borrower, including the certificate of formation, operating agreement and any agreement among its members, in each case as the same have been or may hereafter be amended or otherwise modified from time to time in accordance with this Pledge Agreement.

      "Participation Agreement" means the Participation and Servicing Agreement dated the date hereof, by and between Lender and Borrower.

      "Pledge Agreement" means this Pledge and Security Agreement.

      "Pledged Participation Interest" has the meaning specified in "Pledge" (Section 3).

      "UCC" means the Uniform Commercial Code of the State of New York as in effect from time to time.

      All terms defined in the UCC that are used in this Pledge Agreement shall have the meaning specified in the UCC. Unless otherwise specified in this Pledge Agreement, terms defined in the Note or Loan Agreement which are used in this Pledge Agreement will have the same meaning when used in this Pledge Agreement. Borrower hereby acknowledges receipt of a copy of the Note and Loan Agreement.

      Section 2. Rules of Interpretation. When used in this Pledge Agreement:
(1) "or" is not exclusive, (2) any pronouns used shall include the corresponding masculine, feminine or neuter forms, (3) the singular form of nouns shall include the plural and vice versa, (4) a reference to a law includes any amendment or modification to such law, and (5) a reference to an agreement, instrument or document includes any amendment of modification of such agreement, instrument or document if and to the extent such amendment or modification is permitted under the Loan Documents.

      Section 3. Pledge. Borrower hereby pledges, assigns, transfers and sets over unto Lender and grants to Lender a continuing first priority security interest in and lien on all right, title and interest of Borrower in and to each of the following items, whether now owned or hereafter acquired ("Collateral"):

      (1) Pledged Participation Interest. All of the participation interest of Borrower in Lender's rights and interest in and to a $60,000,000.00 fourth mezzanine loan, pursuant to the Participation Agreement ("Pledged Participation Interest"), and the certificates (if any) representing such Pledged Participation Interest, and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Participation Interest, together with all claims, powers, privileges, benefits, remedies, options and


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rights of any nature, including, without limitation, voting rights, which now or hereafter exist with respect to or on account of such Pledged Participation Interests, including all such items under or pursuant to the Participation Agreement,

      (2) Proceeds. All cash and non-cash Proceeds (as defined in the UCC) of any and all of the foregoing.

      Section 4. Security for Obligations. The Collateral secures the prompt and complete payment when due of all Borrower Obligations.

      Section 5. Perfection of Security Interest. (1) Borrower shall make the appropriate notation in its books and records that the Pledged Participation Interests held by Borrower are subject to a security interest pursuant to this Pledge Agreement. All certificates representing or evidencing the Pledged Participation Interests shall be delivered to and held by Lender concurrently with the execution of this Agreement and shall be accompanied by duly executed instruments of transfer, assignment in blank, all in form and substance satisfactory to Lender.

      (2) Upon the written request of Lender, Borrower will take any and all additional actions required to perfect the security interest of Lender in each and every item of Collateral. If any or all of the Collateral is represented by certificates or instruments then all such certificates and instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of Lender pursuant to this Pledge Agreement, and shall be in suitable form for transfer and delivery. Lender has the right, at any time in its discretion to register the Collateral in the name of Lender or its nominee. If any or all of the Collateral is an uncertificated security then, Borrower will take all actions required by Lender, in its sole discretion, to either (x) register such security in the name of Lender or (y) cause the issuer of the uncertificated security to agree in writing that it will comply with instructions originated by the Lender without further consent of the registered owner of such uncertificated security. Borrower hereby authorizes Lender to file, without the signature of Lender, one or more financing or continuation statements and amendments, and attachments thereto, relating to all or any part of the Collateral.

      (3) Upon the occurrence and during the continuance of an Event of Default, Lender shall have the right, at any time, in its discretion upon notice to Borrower to transfer to or to register in the name of Lender or its nominee any or all of the Collateral. Prior to or concurrently with the execution and delivery of this Agreement, Borrower shall deliver to Lender an assignment endorsed by Borrower in blank (an "Assignment of Interest"), for the Pledged Participation Interests, transferring all of such Pledged Participation Interests in blank, duly executed by Borrower and undated. Lender shall have the right, at any time in its discretion upon the occurrence and during the continuance of an Event of Default and without notice to Borrower, to transfer


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to, and to designate any and all Borrower's Assignment of Interest, to any
Person to whom the Pledged Participation Interests are sold in accordance with the provisions hereof. In addition, Lender shall have the right at any time to exchange any Assignment of Interest representing or evidencing the Pledged Participation Interests or any portion thereof for one or more additional or substitute Assignments of Interest representing or evidencing smaller or larger percentages of the Pledged Participation Interests represented or evidenced thereby, subject to the terms thereof.

      (4) Immediately upon its acquisition (directly or indirectly) of any and all new or additional Collateral, Borrower will (1) notify Lender of the acquisition of such Collateral, (2) take all steps required to pledge such Collateral under this Pledge Agreement, and (3) take all actions required to perfect the security interest of Lender in such Collateral. If delivery of such new or additional Collateral is required under the prior sentence, then prior to such delivery, Borrower agrees that all such Collateral will be held separate and apart from its other property and in express trust for Lender.

      (5) Borrower will not take any actions or fail to perform any of its duties or obligations under this Pledge Agreement so that after giving effect to such action or inaction Lender will not then, or with the passage of time, cease to have a perfected first priority security interest in any of the Collateral. Borrower agrees that from time to time, it will promptly execute and deliver all further instruments and documents, and take all further action, including but not limited to any and all of the actions specified above in this Section that may be necessary or desirable, or that Lender may request, in order to perfect and protect any security interest granted or purported to be granted under this Pledge Agreement or to enable Lender to exercise and enforce its rights and remedies under this Pledge Agreement with respect to any of the Collateral.

      (6) Borrower acknowledges and agrees that the Pledged Participation Interest is a certificated security (as defined under the UCC) and that the Pledged Participation Interests are "securities" governed by and within the meaning of Article 8 of the UCC.

      (7) Borrower will not (1) change the location of its chief executive office or principal place of business, (2) change its name, identity, or structure, or (3) reorganize under the laws of another jurisdiction.

      Section 6. Distributions. As long as there are no outstanding Events of Default, Borrower shall be entitled to receive and retain any and all cash distributions made in respect of the Collateral, provided, however, that any and all (1) distributions paid or payable, other than in cash, in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any such Collateral, (2) distributions paid or payable in cash in respect of any such Collateral in connection with a partial or total liquidation or dissolution, and (3) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any such Collateral, shall be


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forthwith delivered to Lender to hold as Collateral and shall, if received by
Borrower, be received in trust for the benefit of Lender, be segregated from the other funds of Borrower, and be forthwith delivered to Lender as Collateral in the same form as so received (with any necessary endorsement).

      Upon and at all times after the occurrence and during the continuance of an Event of Default, all rights of Borrower to receive distributions which it would otherwise be authorized to receive and retain pursuant to this Section shall cease, and all such rights shall thereupon become vested in Lender, and Lender shall thereupon have the sole right to receive and hold as Collateral such distributions. Borrower shall cause Property Owner to pay and deliver any and all such distributions directly to Lender. All distributions which are received by Borrower contrary to the provisions of this paragraph shall be received in trust for the benefit of Lender, shall be segregated from other funds of Borrower and shall be forthwith delivered to Lender as Collateral in the same form as so received (with any necessary endorsement).

      Section 7. Voting Rights. As long as there are no outstanding Events of Default, Borrower shall be entitled to exercise any and all voting and other consensual rights pertaining to any or all of the Collateral. Upon receipt of written notice from Lender that there is an outstanding Event of Default and that Lender chooses to exercise the voting and consensual rights related to the Collateral, including all such rights under and pursuant to the terms of the Participation Agreement, all rights of Borrower to exercise such voting and other consensual rights shall cease, and Lender shall then have the sole right to exercise such voting and other consensual rights. In exercising its voting or other consensual rights with respect to the Collateral, Borrower agrees it will not agree to or vote for (1) any changes that contravene the terms of this Pledge Agreement, (2) any changes to the terms of the Participation Agreement, or (3) any changes which could impair the value of any or all of the Collateral (provided, however, that with respect to an Event of Default resulting from an event of default under the Fourth Mezzanine Loan, Borrower shall retain such voting and consensual rights until the Borrower's right to purchase the Senior Participation Interest (as such term is defined in the Participation Agreement) pursuant to the Participation Agreement has expired or otherwise is no longer in effect).

      Section 8. Representations and Warranties. Borrower represents and warrants to Lender as follows:

      (1) Ownership of Collateral. Borrower is the legal and beneficial owner of the Collateral and has good and marketable title to the Collateral. The Collateral includes, without limitation, 100% of Borrower's outstanding participation interests in Lender's rights and interest in and to the Fourth Mezzanine Loan pursuant to the Participation Agreement. The Collateral is evidenced by a certificate.

      (2) Limitations on Collateral. Except as set forth in the documents relating to the Fourth Mezzanine Loan and the Participation Agreement, to Borrower's knowledge, none of the Collateral is subject to any agreement that
(a) provides for the sale, assignment, transfer or other disposition of such Collateral, or (b) limits or restricts the granting of a security interest in, or the sale of, such Collateral.


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

      (3) Security Interest. This Pledge Agreement creates a valid security interest in the Collateral and such security interest secures the payment of all Borrower Obligations. None of the Collateral is subject to a security interest, lien, charge or encumbrance, except for the security interest created by this Pledge Agreement. All actions necessary or desirable to perfect and protect such security interest have been duly taken. Except with respect to any rights in favor of Wachovia Bank, National Association, under the Repurchase Agreement, a valid and first priority security interest in all of the Collateral will be created in favor of Lender upon execution of this Pledge Agreement by all of the parties hereto and will be perfected (a) with respect to the Pledged Participation Interests, upon delivery to the Lender of the certificate representing the Pledged Participation Interest together with duly executed instruments of transfer, endorsed in blank, and (b) with respect to all other Collateral upon the filing with the office of the Secretary of State of New York of financing statements in the form attached as Exhibit A.

      (4) Collateral. There are no outstanding agreements, options and contracts to sell all or any portion of the Collateral. Except for the Participation Agreement and the Loan Agreement, there are no outstanding agreements limiting or restricting the granting of a security interest in, or the sale or transfer of, any or all of the Collateral. There are no unpaid expenses, capital contributions, costs, fees, charges, or other payments of any kind related to any or all of the Collateral required to be funded or contributed by Borrower that have not been satisfied.

      (5) Information Regarding Perfection of Security Interest. The exact legal name of Borrower is set forth in the preamble to this Agreement. The Borrower has not been known by any other name during the past five (5) years. The state of formation of Borrower is New York.

      (6) Formation, Good Standing, Power and Due Qualification. Borrower (a) is a limited liability company, duly formed, validly existing, and in good standing under the laws of the jurisdiction of its formation, (b) has the limited liability company power and authority to own its assets and to transact the business in which it now engages or proposes to engage in, and (c) is duly qualified as a foreign limited liability company and is in good standing under the Laws of each other jurisdiction in which such qualification is required.

      (7) Authority, No Contravention. The execution, delivery and performance by Borrower of this Pledge Agreement are within its limited liability company powers, have been duly authorized by all necessary limited liability company action, and do not and will not (a) require any consent or approval of its members, which has not been obtained, or (b) contravene its articles of organization or operating agreement. The execution, delivery and performance by Borrower of this Pledge Agreement do not and will not (a) violate any provision


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of any Law, order, writ, judgment, injunction, decree, determination, or award presently in effect applicable to it, (b) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which it is a party or by which it or its properties may be bound or affected, or (c) except for the lien created hereby, result in, or require, the creation or imposition of any lien upon or with respect to any of the properties now owned or hereafter acquired by it.

      (8) Governmental Authority. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by Borrower of this Pledge Agreement.

      (9) Legally Enforceable Pledge Agreement. This Pledge Agreement is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except to the extent that such enforcement may be limited by (1) applicable bankruptcy, insolvency, reorganization, receivership, and other similar laws affecting creditors' rights generally, or (2) general equitable principles (including specific performance and injunctive relief), regardless of whether the issue of enforceability is considered in a proceeding in equity or at law.

      (10) Subordination. The obligations of Borrower under this Pledge Agreement are not subordinated in any way to any other obligations of Borrower or to the rights of any other Person.

      (11) Organizational Documents. Each of the Organizational Documents have been duly executed by Borrower, and constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms. Copies of each of the Organizational Documents have been delivered to Lender and such copies are true, correct and complete copies of such documents and agreements in effect on the date hereof and have not been otherwise modified or amended.

      (12) Participation Interests are Securities. The Participation Agreement provides that the participation interests are "securities" governed by and within the meaning of Article 8 of the UCC. None of the Collateral is (i) held in a securities account as defined under Article 8 of the UCC, (ii) dealt in or traded on a securities exchange or in a securities market, or (iii) an investment company security as defined under Article 8 of the UCC.

      Section 9. Covenants. Borrower agrees that:

      (1) Reporting Requirements. Borrower shall promptly notify Lender if (a) any claim is made against the Collateral, (b) any representation and warranty included in this Pledge Agreement would no longer be true if made on such date, or (c) there is a redemption or exchange of any or all of the Collateral.


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Borrower will furnish to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with such Collateral as Lender may request, all in reasonable detail.

      (2) Defense of Ownership Rights. Borrower will defend its ownership rights in the Collateral against all claims and demands of all parties claiming any ownership rights in any or all of the Collateral.

      (3) Transfer of Collateral. Borrower will at all times hereafter during the term of this Pledge Agreement continue to be the legal and beneficial owner of 100% of the Pledged Participation Interests. Borrower shall not (a) sell, assign (by operation of law or otherwise), transfer or otherwise dispose of any or all of the Collateral, (b) enter into any agreement for the sale, assignment, transfer or other disposition of any or all of the Collateral, or (c) enter into any agreement, other than agreements with Lender, that limits or restricts the granting of a security interest in, or the sale of, any or all of the Collateral.

      (4) Security Interest. Borrower shall not grant or suffer to exist any security interest upon or with respect to any or all of the Collateral, except for the security interest granted under this Pledge Agreement to Lender. Borrower will discharge or cause to be discharged all security interests on any or all of the Collateral, except for the security interest under this Pledge Agreement in favor of Lender.

      (5) Organizational Documents. Borrower shall not amend any material term or condition of its Organizational Documents except as set forth in the Loan Agreement. Borrower will observe and enforce all the terms and provisions of its Organizational Documents.

      (6) Books and Records. Borrower will keep true, complete and accurate books of record with regard to the Collateral.

      Section 10. Rights and Remedies. If Borrower fails to perform any agreement contained in this Pledge Agreement, Lender may itself perform or cause performance of such agreement.

      Upon the occurrence of an Event of Default, Lender may exercise in respect of any or all of the Collateral each of the following rights, remedies and powers and Borrower agrees that each of the following rights, remedies and powers is commercially reasonable:

      (1) General Remedies. Lender may exercise in respect of any or all of the Collateral all the rights and remedies provided for in this Pledge Agreement, by Law, in equity or otherwise available to it, including all rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral).


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      (2) Remedies Before Sale. As noted above, Lender may require Borrower to make all payments and distributions on such Collateral directly to Lender and Lender may exercise all management, voting and other consensual rights of Borrower under or with respect to the Collateral.

      (3) Sale of Collateral. Lender may, without notice, except as specified below, sell any and all of the Collateral in one or more parcels at public or private sale, at any exchange, broker's board or at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Lender may deem commercially reasonable. Borrower agrees that, to the extent notice of sale shall be required by law, at least twenty (20) days notice to Borrower of the time and place of any public or private sale shall constitute reasonable notification. Lender shall not be obligated to make any sale of any or all of the Collateral after any notice of sale has been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

      (4) Proceeds. If any of the Collateral is sold by Lender upon credit or for future delivery, Lender shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, Lender may resell the Collateral. In no event shall Borrower be credited with any part of the proceeds of sale of any Collateral until and to the extent cash payment in respect thereof is actually received by Lender. To the extent any of the Borrower Obligations are contingent cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Lender, be held by Lender as collateral for such contingent Borrower Obligations. Any cash held by Lender as Collateral and all cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Lender, be applied, first, to pay all costs and expenses incurred by Lender in connection with or incident to the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any and all of the Collateral, second, to pay all matured and unpaid Borrower Obligations, third, if and to the extent any of the Borrower Obligations are unmatured or contingent, to provide cash collateral for all such Borrower Obligations, and fourth, in accordance with applicable law to Borrower or such other party that is entitled to such proceeds in accordance with applicable law. If the proceeds of the sale of Collateral are insufficient to pay all of such Borrower Obligations, Borrower agrees to pay upon demand any deficiency to Lender.

      Lender shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies under this Pledge Agreement. A waiver by Lender of any right or remedy under this Pledge Agreement on any one occasion, shall not be construed as a bar or waiver of any such right or remedy which Lender would have had on any future occasion nor shall Lender be liable for exercising or failing to exercise any such right or remedy.


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      (5) Private Sale. Lender is authorized, in connection with any such sale, if it deems it advisable so to do, (1) to restrict the prospective bidders on or purchasers of any of the Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Collateral, (2) to cause to be placed on any security included in the Collateral a legend to the effect that such security has not been registered under the Securities Act and may not be disposed of in violation of the provisions of said Act, and (3) to impose such other limitations or conditions in connection with any such sale as Lender deems necessary or advisable in order to comply with said Act or any other law. At the request of Lender, Borrower agrees that it will execute and deliver such documents and take such other action as Lender deems necessary or advisable in order that any such sale may be made in compliance with law. Borrower acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, Lender shall incur no responsibility or liability for selling all or any part of the Collateral at a price that Lender may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as noted above or if more than a single purchaser were approached. Borrower agrees that sales made pursuant to this paragraph are made in a commercially reasonable manner.

      (6)Transfer of Participation Interest. Upon the sale of Collateral, Borrower agrees to take all actions required to transfer the Pledged Participation Interest from Borrower to the Person that purchased such Pledged Participation Interest.

      Section 11. Appointment as Attorney-in-Fact. Borrower hereby irrevocably appoints Lender attorney-in-fact and proxy, with full authority in the place and stead of Borrower and in the name of Borrower, Lender or otherwise (1) to take any and all action and exercise all rights and remedies granted to Lender under this Pledge Agreement, and (2) execute any instrument which Lender may deem necessary or advisable to accomplish the purpose of this Pledge Agreement, including, without limitation: (i) to ask, demand, collect, sue for, recover, receive and give acquittance and receipts for monies due and to become due under or in respect of any of the Collateral, (ii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, and (iii) to file any claims or take any action or institute any proceedings which Lender, in its reasonable judgment, may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender with respect to any of the Collateral, including, without limitation, to exercise any voting or other rights that Lender may have with respect to any Collateral or part thereof.

      Borrower hereby ratifies and approves all acts of Lender as its attorney in-fact pursuant to this Section, and Lender, as its attorney in-fact, will not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, other than those which result from Lender's gross


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

negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as this Pledge Agreement remains in effect.

      Section 12. Duties and Reasonable Care. The powers conferred on Lender under this Pledge Agreement are solely to protect its interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Lender accords its own property, it being understood that Lender shall not have any responsibility for
(1) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Lender has or is deemed to have knowledge of such matters, (2) taking any necessary steps to preserve rights against any parties with respect to any Collateral, or (3) the performance of any duties or obligations under the Collateral. Borrower will remain liable under the Participation Agreement to perform all of its duties and obligations thereunder.

      Section 13. Indemnity and Expenses. Borrower agrees to indemnify Lender and each of its directors, officers, employees, agents and affiliates from and against any and all claims, losses and liabilities growing out of or resulting from this Pledge Agreement or the transactions contemplated by this Pledge Agreement, including enforcement of this Pledge Agreement, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the person to be indemnified. Borrower will upon demand pay to Lender the amount of any and all expenses, including the fees and disbursements of its counsel and of any experts and agents, which Lender may incur in connection with (1) any amendment to this Pledge Agreement, (2) the administration of this Pledge Agreement, (3) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (4) the exercise or enforcement of any of the rights of Lender under this Pledge Agreement, or (5) the failure by Borrower to perform or observe any of the provisions of this Pledge Agreement.

      Section 14. Amendments. No amendment or waiver of any provision of this Pledge Agreement, nor consent to any departure by Borrower from this Pledge Agreement, shall in any event be effective unless the same shall be in writing and signed by both Borrower and Lender, and then such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which given.

      Section 15. Addresses for Notices. All notices and other communications provided for under this Pledge Agreement shall be in writing and, mailed or delivered by messenger or overnight deliver service, addressed to the address specified below for the applicable party; or as to any such party at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section.


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

      To Borrower:       7 Bulfinch Place
                         Suite 500, P.O. Box 9507
                         Boston, Massachusetts 02114
                         Attention:   Jay Cramer

      With a copy to:    WRT Realty, L.P.
                         Two Jericho Plaza
                         Wing A, Suite 111
                         Jericho, New York 11753
                         Attention:  Peter Braverman

      With a copy to:    Post Heymann & Koffler LLP
                         Two Jericho Plaza
                         Wing A, Suite 111
                         Jericho, New York 11753
                         Attention:  David J. Heymann, Esq.

      To Lender:         Arbor Realty Funding LLC
                         333 Earle Ovington Boulevard, Suite 900
                         Uniondale, New York  11553
                         Attention: Guy R. Milone, General Counsel

      With a copy to:    Kronish Lieb Weiner & Hellman LLP
                         1114 Avenue of the Americas
                         New York, New York 10036
                         Attention: Thomas D. O'Connor, Esq.

All such notices and other communications shall, when mailed, be effective three
(3) days after being placed in the mails, or when delivered to a messenger or nationally recognized overnight delivery service, be effective one (1) day after being delivered to the messenger or nationally recognized overnight delivery service, in each case, addressed as specified above.

      Section 16. Continuing Security Interest, Transfer of Secured Obligations. This Pledge Agreement (1) shall create a continuing security interest in the Collateral and shall remain in full force and effect until terminated by a written agreement executed by Lender, (2) be binding upon Borrower, its successors and assigns, and (3) inure to the benefit of Lender and its successors and assigns. Borrow may not transfer or assign any of its duties or obligations under this Pledge Agreement. Without limiting the generality of the prior clause (3), Lender may assign or otherwise transfer all or a portion of its rights or obligations with respect to the Borrower Obligations to any other party, and such other party shall thereupon become vested with all the benefits in respect of this Pledge Agreement granted to Lender in this Pledge Agreement or otherwise.


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      Section 17. Submission to Jurisdiction. Borrower hereby irrevocably submits to the jurisdiction of any federal or state court sitting in Nassau County in the State of New York over any action or proceeding arising out of or related to this Pledge Agreement and agrees with Lender that personal jurisdiction over Borrower rests with such courts for purposes of any action on or related to this Pledge Agreement. Borrower hereby waives personal service by manual delivery and agrees that service of process may be made by prepaid certified mail directed to Borrower at the address of Borrower for notices under this Pledge Agreement or at such other address as may be designated in writing by Borrower to Lender, and that upon mailing of such process such service will be effective as if Borrower was personally served. Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any manner provided by law. Borrower further waives any objection to venue in any such action or proceeding on the basis of inconvenient forum. Borrower agrees that any action on or proceeding brought against Lender shall only be brought in such courts.

      Section 18. Governing Law. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws principles.

      Section 19. Miscellaneous. This Pledge Agreement is in addition to and not in limitation of any other rights and remedies Lender may have by virtue of any other instrument or agreement heretofore, contemporaneously herewith or hereafter executed by Borrower or any other party or by law or otherwise. If any provision of this Pledge Agreement is contrary to applicable law, such provision shall be deemed ineffective without invalidating the remaining provisions of this Pledge Agreement. Titles in this Pledge Agreement are for convenience of reference only and shall not affect the interpretation or construction of this Pledge Agreement.

      Section 20. WAIVER OF JURY TRIAL. BORROWER EXPRESSLY WAIVES ANY AND EVERY RIGHT TO A TRIAL BY JURY IN ANY ACTION ON OR RELATED TO THIS PLEDGE AGREEMENT.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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      IN WITNESS WHEREOF, Borrower has duly executed this Pledge Agreement as of the date of this Pledge Agreement.

                                         FT-TOY LLC

                                         By: WRT Realty L.P.
                                             Managing Member

                                             By: Winthrop Realty Trust
                                                 General Partner


                                                 By:
                                                     ---------------------------
                                                     Name: Peter Braverman
                                                     Title:  President


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ACKNOWLEDGEMENT:

STATE OF ________________ )
                          ) SS:
COUNTY OF _______________ )

      Before me, a Notary Public in and for said County and State, personally appeared ________________________, the _____________________ of _____________,
who acknowledged the execution of the foregoing instrument as such officer acting for and on behalf of said limited liability company.

      Witness my hand and Notarial Seal this _______ day of ___________, 2005.


                                              ----------------------------------
                                                        (signature)


                                              ----------------------------------
My Commission Expires:                        (printed name)       Notary Public

_____________________                         Resident of _______________ County


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                                    EXHIBIT A

                        FORM OF UCC-1 FINANCING STATEMENT


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